2016 Second-Quarter Results July 19, 2016 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the second quarter of 2016 and comparing them to the same period in 2015 ● A glossary of terms, adjustments and other calculations, as well as reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and authorization, as is the case in the U.S. today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize products with the potential to reduce exposure to harmful constituents in smoke, individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended March 31, 2016. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Source: PMI Financials or estimates Raising 2016 EPS Guidance for Currency Only ● Raising 2016 reported diluted EPS guidance to $4.45 to $4.55, at prevailing exchange rates, compared to $4.42 in 2015; revision driven solely by currency ● Full-year business outlook remains strong ● Guidance now includes 40 cents of unfavorable currency at prevailing exchange rates (vs. 45 cents previously) ● Excluding currency, our guidance represents a growth rate of approximately 10% to 12% compared to adjusted diluted EPS of $4.42 in 2015: - Expect Q3 growth to be broadly in line with Q2 - Full-year growth heavily skewed toward Q4

5 Source: PMI Financials or estimates Currency Impact on PMI EPS Guidance vs. PY February 2016 Guidance April 2016 Guidance July 2016 Guidance July vs. April Guidance Russian Ruble (0.16) (0.11) (0.09) 0.02 Egyptian Pound (0.03) (0.04) (0.05) (0.01) Kazakhstan Tenge (0.04) (0.03) (0.04) (0.01) Mexican Peso (0.03) (0.03) (0.04) (0.01) Turkish Lira (0.02) (0.03) (0.03) ̶ Euro (0.02) (0.01) (0.01) ̶ Indonesian Rupiah (0.05) (0.01) (0.01) ̶ Japanese Yen (0.07) ̶ 0.03 0.03 Other (0.18) (0.19) (0.16) 0.03 Total Currency Impact (0.60) (0.45) (0.40) 0.05 ($ per share)

6 Source: PMI Financials or estimates Q2, 2016: PMI Organic Cigarette Volume ● Organic cigarette volume down by 4.8%, or by 4.3% excluding estimated inventory movements ● Decline due in large part to decreases in low-margin volume in Pakistan and the Philippines

7 Q2, 2016: Financial Results Growth (Q2, 2016 vs. PY)(a) (a) Excluding currency Source: PMI Financials or estimates 1.4% 1.8% 1.7% Net Revenues Adjusted OCI Adjusted Diluted EPS

8 Q2, 2016: Favorable Pricing in All Regions Source: PMI Financials or estimates ● Favorable pricing variance of $344 million, reflecting positive contributions from all Regions, particularly EU and EEMA ● Favorable pricing in the Asia Region driven by Indonesia and the Philippines, partly offset by Japan and Korea ● In Q2, 2016, we announced or implemented price increases in a number of markets, notably Argentina, Canada, Indonesia, Italy, Russia and Ukraine ● Anticipate 2016 pricing variance to be around 6% of 2015 net revenues

9 (a) Excluding China and the U.S. Source: PMI Financials or estimates PMI and Marlboro International Cigarette Market Shares(a) 9.4 9.5 Q2, 2015 Q2, 2016 Marlboro +0.1pp 28.7 28.3 Q2, 2015 Q2, 2016 PMI (0.4)pp

10 Source: PMI Financials or estimates 0.4% 0.1% (0.8)% (3.1)% (7.3)% H1 Q2 EU Region: Resilient Cigarette Industry Volume Cigarette Industry Volume Variance vs. PY 2013 2014 ● Cigarette industry volume down by a modest 0.3% in Q2, 2016, excluding estimated inventory movements, primarily reflecting: - Improving economies, notably in Southern Europe - Decline in the level of illicit trade - Lower prevalence of e-vapor products - Less out-switching to fine cut products ● Forecast 2016 cigarette industry volume decline of around 1% 2015 2016

11 Source: PMI Financials or estimates ● Regional cigarette market share down by 0.2 points ● Marlboro grew cigarette market share in four of the top six markets by industry volume ● Adjusted OCI up by 3.5%, ex- currency, driven by: - Higher pricing - Resilient cigarette industry volume ● Target high-single-digit adjusted OCI growth in 2016, ex-currency EU Region: Profitability Growth Continued in Q2, 2016 1.7 1.7 0.6 0.3 (1.2) (1.4) Poland U.K. Spain France Italy Cigarette Market Shares 42.0% 52.4% 9.1% 42.1% 37.8% 33.8% Q2, 2016 Cigarette Share Variance vs. PY (pp) Germany

12 Source: PMI Financials or estimates, and Nielsen EEMA Region: Strong Overall Results in Q2, 2016 ● Adjusted OCI up by a strong 10.1%, ex-currency, driven by Russia, Saudi Arabia and Turkey ● Russia: higher pricing drove double-digit OCI growth, ex-currency; cigarette market share down due mainly to slower penetration of our competitors’ price increases; 2016 cigarette industry volume forecast to decline by around 7% ● Turkey: favorable volume/mix drove solid OCI growth, ex-currency, reflecting higher cigarette volume, supported by Marlboro, and higher pricing ● North Africa: results impacted by negative volume/mix, as general macro- economic and geopolitical instability continued to put pressure on cigarette industry volume and premium-priced products

13 LA&C Region: Strong Cigarette Market Share Growth in Q2, 2016 ● Regional cigarette market share growth driven by: - Brazil and Canada - Supported by Marlboro ● Adjusted OCI down by 7.1% in Q2, 2016, ex-currency, due to: - Cigarette industry volume decline in Argentina following a significant excise tax increase in May - Partly offset by favorable pricing, notably in Argentina and Canada Source: PMI Financials or estimates 0.7pp 0.4pp Cigarette Market Share Variance (Q2, 2016 vs. PY)

14 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes Source: PMI Financials or estimates Asia Region: Currency-Neutral Adjusted OCI Decline, Reflecting an Unfavorable Comparison ● Adjusted OCI down by 5.4% in Q2, 2016, ex-currency, due mainly to: - Unfavorable volume/mix - Higher costs related to the commercialization of iQOS ● Lower volume/mix predominantly in Japan, primarily reflecting an unfavorable comparison vs. Q2, 2015, related to distributor inventory movements ● Target mid to high-single-digit adjusted OCI growth for the full-year 2016, ex- currency

15 (a) Excluding estimated impact of inventory movements Source: PMI Financials or estimates, and Tobacco Institute of Japan Asia Region: Favorable Developments in Key Markets in Q2, 2016 ● Stable price gaps between Marlboro and lower-priced brands, representing a significant narrowing vs. Q2, 2015 ● Cigarette market share growth and positive mix ● Cigarette market share showing signs of a sequential stabilization, benefiting from the performance of our latest launches and geographical expansions in the machine- made kretek segment ● Target double-digit OCI growth in 2016, ex-currency ● Cigarette market share showing signs of a sequential stabilization(a) ● Marlboro responding well to reduced price gap with leading brand ● Positive momentum from our recent cigarette brand launches Philippines Indonesia Japan

iQOS: Strong *HeatSticks* Share Growth Continues in Japan

PHILIP MORRIS INTERNATIONAL

2016 Weekly Market Share (%)


2.7
1.6
Marlboro
iQOS
Mid-April
June

2016 Quarterly Market Share (%)


+1.4pp
2.2
0.8
Q1
Q2

Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. National market share represents the total sales volume for *HeatSticks* as a percentage of the total estimated sales volume for cigarettes and *HeatSticks*. Visuals are for illustrative purposes only
Source: PMI Financials or estimates, and Tobacco Institute of Japan

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17 iQOS: Growing Adult Smoker Conversion in Japan 20% 10% 9% 9% 8% 8% 9% 9% 8% 28% 39% 45% 48% 52% 54% 55% 59% 62% 48% 70% Sept Oct Nov Dec Jan Feb Mar Apr May Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes Source: PM Japan iQOS User Panels 2015 2016 Converted (≥95% iQOS) Predominant (70%-95% iQOS)

18 146 354 227 168 290 578 0 100 200 300 400 500 600 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. Italy refers to the Expansion Area (Bologna, Milan, Modena, Rome and Turin). Switzerland refers to the Launch Area (Basel, Bern, Geneva, Lausanne, Neuchâtel and Zurich) Source: PMI Financials or estimates iQOS: Encouraging HeatSticks Offtake Volume Trends (Index) Weekly Indexed HeatSticks Offtake Volume Performance (H1, 2016) (4-week moving average) Bucharest Moscow Lisbon Switzerland January June Italy Japan March

iQOS: Commercialization is Progressing Well

PHILIP MORRIS INTERNATIONAL

- Combined full and predominant conversion levels generally in line with those in Japan
- *iQOS* present in ten markets by the end of June 2016:
  - Recently commercialized in select cities in Denmark, Germany and Monaco
- On track to launch in key cities in around 20 markets by end of 2016



Adult Smoker Conversion (May 2016)
68%
70%
49%
Converted
(≥95% iQOS)
57%
19%
Predominant
(70%-95% iQOS)
13%
Italy
Switzerland

Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. Italy refers to the Expansion Area (Bologna, Milan, Modena, Rome and Turin). Switzerland refers to the Launch Area (Basel, Bern, Geneva, Lausanne, Neuchâtel and Zurich)
Source: PMI Financials or estimates, PM Italy and PM Switzerland *iQOS* User Panels

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20 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes Source: PMI Financials or estimates Conclusion: Outlook for 2016 Remains Strong ● Q2, 2016 results generally in line with our expectations, reflecting favorable developments across many of our key markets, though our cigarette volume was lower than anticipated ● Exciting progress with iQOS commercialization; on track with iQOS launch plans for 2016 ● Forecast 2016 free cash flow to be broadly in line with that of 2015 ● Raising EPS guidance solely due to an improved currency environment. Ex- currency, our guidance continues to represent a growth rate of approximately 10% to 12% compared to adjusted diluted EPS of $4.42 in 2015

2016 Second-Quarter Results Questions & Answers Download PMI’s Investor Relations App iOS Android

Glossary and Reconciliation of Non-GAAP Measures

23 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Unless otherwise stated, results are compared to those of the same period in the preceding year ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, defined as worldwide cigarette volume excluding the U.S., total cigarette market, total market and market shares are PMI tax-paid estimates based on the latest available data from a number of internal and external sources and may, in defined instances, exclude China and/or PMI’s duty free business ● Trademarks are italicized

24 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net ● Adjusted OCI is defined as OCI adjusted for asset impairment, exit and other costs ● OCI growth rates are on an adjusted basis ● EPS stands for Earnings per Share ● Free cash flow is defined as net cash provided by operating activities less capital expenditures

25 Glossary: Industry/Market Terms ● EEMA refers to the Eastern Europe, Middle East & Africa Region and includes our international duty free business ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region ● North Africa: Algeria, Egypt, Libya, Morocco and Tunisia

26 Glossary: Reduced-Risk Products ● An e-vapor product is an electrical product that generates an aerosol by heating a nicotine or non-nicotine containing liquid, such as electronic cigarettes (or "e-cigarettes") ● HeatStick tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s iQOS system. The tobacco in the HeatStick is heated by our iQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion ● iQOS is the new brand name under which PMI has chosen to commercialize its Platform 1 controlled heating device ● "Converted iQOS Users" means the estimated number of Legal Age (minimum 18-year-old) iQOS users that used HeatSticks for 95% or more of their daily tobacco consumption over the past seven days ● "Predominant iQOS Users" means the estimated number of Legal Age (minimum 18-year-old) iQOS users that used HeatSticks for between 70% and 94.9% of their daily tobacco consumption over the past seven days ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and authorization, as is the case in the U.S. today

27 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2015 Reported Diluted EPS 4.42$ Adjustments: Asset impairment and exit costs 0.03 Tax items (0.03) Adjuste Diluted EPS 4.42$

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2016								2015			% Change in Net Revenues excluding Excise Taxes		
Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisi-tions	Net Revenues excluding Excise Taxes, Currency & Acquisitions		Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 7,134	$ 4,979	$ 2,155	$ 39	$ 2,116	$ -	$ 2,116	European Union	$ 6,676	$ 4,616	$ 2,060	4.6%	2.7%	2.7%
4,531	2,867	1,664	(171)	1,835	-	1,835	EEMA	4,654	2,807	1,847	(9.9)%	(0.6)%	(0.6)%
5,212	3,079	2,133	(35)	2,168	-	2,168	Asia	5,039	2,894	2,145	(0.6)%	1.1%	1.1%
2,164	1,467	697	(136)	833	-	833	Latin America & Canada	2,394	1,587	807	(13.6)%	3.2%	3.2%
$ 19,041	**$ 12,392**	**$ 6,649**	**$ (303)**	**$ 6,952**	**$ -**	**$ 6,952**	**PMI Total**	**$ 18,763**	**$ 11,904**	**$ 6,859**	**(3.1)%**	**1.4%**	**1.4%**

2016						2015	% Change in Operating Companies Income		
Operating Companies Income	Less Currency	Operating Companies Income excluding Currency	Less Acquisi-tions	Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 1,070	$ 30	$ 1,040	$ -	$ 1,040	European Union	$ 1,005	6.5%	3.5%	3.5%
794	(145)	939	-	939	EEMA	853	(6.9)%	10.1%	10.1%
749	(5)	754	-	754	Asia	797	(6.0)%	(5.4)%	(5.4)%
224	(78)	302	-	302	Latin America & Canada	325	(31.1)%	(7.1)%	(7.1)%
$ 2,837	**$ (198)**	**$ 3,035**	**$ -**	**$ 3,035**	**PMI Total**	**$ 2,980**	**(4.8)%**	**1.8%**	**1.8%**

28

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2016							2015			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 1,070	$ -	$ 1,070	$ 30	$ 1,040	$ -	$ 1,040	European Union	$ 1,005	$ -	$ 1,005	6.5%	3.5%	3.5%
794	-	794	(145)	939	-	939	EEMA	853	-	853	(6.9)%	10.1%	10.1%
749	-	749	(5)	754	-	754	Asia	797	-	797	(6.0)%	(5.4)%	(5.4)%
224	-	224	(78)	302	-	302	Latin America & Canada	325	-	325	(31.1)%	(7.1)%	(7.1)%
$ 2,837	**$ -**	**$ 2,837**	**$ (198)**	**$ 3,035**	**$ -**	**$ 3,035**	**PMI Total**	**$ 2,980**	**$ -**	**$ 2,980**	**(4.8)%**	**1.8%**	**1.8%**

2016							2015			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,040	$ 2,116	49.1%	$ 1,040	$ 2,116	49.1%	European Union	$ 1,005	$ 2,060	48.8%	0.3	0.3
939	1,835	51.2%	939	1,835	51.2%	EEMA	853	1,847	46.2%	5.0	5.0
754	2,168	34.8%	754	2,168	34.8%	Asia	797	2,145	37.2%	(2.4)	(2.4)
302	833	36.3%	302	833	36.3%	Latin America & Canada	325	807	40.3%	(4.0)	(4.0)
$ 3,035	**$ 6,952**	**43.7%**	**$ 3,035**	**$ 6,952**	**43.7%**	**PMI Total**	**$ 2,980**	**$ 6,859**	**43.4%**	**0.3**	**0.3**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

29

30 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2016 2015 % Change Reported Diluted EPS 1.15$ 1.21$ (5.0)% Adjustments: Asset impairment and exit costs - - Tax items - - Adjuste iluted EPS 1.15$ 1.21$ (5.0)% Less: Currency impact (0.08) Adjusted Diluted EPS, excluding Currency 1.23$ 1.21$ 1.7%

31 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2016 2015 % Change Reported Diluted EPS 1.15$ 1.21$ (5.0)% Less: Currency impact (0.08) Reported Diluted EPS, excluding Currency 1.23$ 1.21$ 1.7%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

2016								2015			% Change in Net Revenues excluding Excise Taxes		
Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions		Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 13,277	$ 9,259	$ 4,018	$ (116)	$ 4,134	$ -	$ 4,134	European Union	$ 12,898	$ 8,887	$ 4,011	0.2%	3.1%	3.1%
8,528	5,262	3,266	(374)	3,640	-	3,640	EEMA	8,801	5,170	3,631	(10.1)%	0.2%	0.2%
9,901	5,800	4,101	(185)	4,286	-	4,286	Asia	9,803	5,503	4,300	(4.6)%	(0.3)%	(0.3)%
4,123	2,776	1,347	(319)	1,666	-	1,666	Latin America & Canada	4,613	3,080	1,533	(12.1)%	8.7%	8.7%
$ 35,829	**$ 23,097**	**$ 12,732**	**$ (994)**	**$ 13,726**	**$ -**	**$ 13,726**	**PMI Total**	**$ 36,115**	**$ 22,640**	**$ 13,475**	**(5.5)%**	**1.9%**	**1.9%**

2016						2015	% Change in Operating Companies Income		
Operating Companies Income	Less Currency	Operating Companies Income excluding Currency	Less Acquisitions	Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 1,976	$ (24)	$ 2,000	$ -	$ 2,000	European Union	$ 1,932	2.3%	3.5%	3.5%
1,427	(322)	1,749	-	1,749	EEMA	1,719	(17.0)%	1.7%	1.7%
1,527	(68)	1,595	-	1,595	Asia	1,731	(11.8)%	(7.9)%	(7.9)%
453	(167)	620	-	620	Latin America & Canada	555	(18.4)%	11.7%	11.7%
$ 5,383	**$ (581)**	**$ 5,964**	**$ -**	**$ 5,964**	**PMI Total**	**$ 5,937**	**(9.3)%**	**0.5%**	**0.5%**

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

2016								2015			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 1,976	$ -	$ 1,976	$ (24)	$ 2,000	$ -	$ 2,000	European Union	$ 1,932	$ -	$ 1,932	2.3%	3.5%	3.5%
1,427	-	1,427	(322)	1,749	-	1,749	EEMA	1,719	-	1,719	(17.0)%	1.7%	1.7%
1,527	-	1,527	(68)	1,595	-	1,595	Asia	1,731	-	1,731	(11.8)%	(7.9)%	(7.9)%
453	-	453	(167)	620	-	620	Latin America & Canada	555	-	555	(18.4)%	11.7%	11.7%
$ 5,383	$ -	$ 5,383	$ (581)	$ 5,964	$ -	$ 5,964	PMI Total	$ 5,937	$ -	$ 5,937	(9.3)%	0.5%	0.5%

2016							2015			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 2,000	$ 4,134	48.4%	$ 2,000	$ 4,134	48.4%	European Union	$ 1,932	$ 4,011	48.2%	0.2	0.2
1,749	3,640	48.0%	1,749	3,640	48.0%	EEMA	1,719	3,631	47.3%	0.7	0.7
1,595	4,286	37.2%	1,595	4,286	37.2%	Asia	1,731	4,300	40.3%	(3.1)	(3.1)
620	1,666	37.2%	620	1,666	37.2%	Latin America & Canada	555	1,533	36.2%	1.0	1.0
$ 5,964	$ 13,726	43.5%	$ 5,964	$ 13,726	43.5%	PMI Total	$ 5,937	$ 13,475	44.1%	(0.6)	(0.6)

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

33

34 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Six Months Ended June 30, (Unaudited) 2016 2015 % Change Reported Diluted EPS 2.13$ 2.37$ (10.1)% Adjustments: Asset impairment and exit costs - - Tax items - - Adjuste iluted EPS 2.13$ 2.37$ (10.1)% Less: Currency impact (0.28) Adjusted Diluted EPS, excluding Currency 2.41$ 2.37$ 1.7%

35 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Six Months Ended June 30, (Unaudited) 2016 2015 % Change Reported Diluted EPS 2.13$ 2.37$ (10.1)% Less: Currency impact (0.28) Reported Diluted EPS, excluding Currency 2.41$ 2.37$ 1.7%

36 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency For the Quarters and Six Months Ended June 30, ($ in millions) (Unaudited) (a) Operating Cash Flow For the Quarters Ended For the Six Months Ended June 30, June 30, 2016 2015 % Change 2016 2015 % Change Net cash provided by operating activities (a) 2,374$ 3,675$ (35.4)% 2,836$ 3,300$ (14.1)% Less: Capital expenditures 254 210 480 413 Free c flow 2,120$ 3,465$ (38.8)% 2,356$ 2,887$ (18.4)% Less: Currency impact (595) 190 Free cash flow, excluding currency 2,715$ 3,465$ (21.6)% 2,166$ 2,887$ (25.0)%

2016 Second-Quarter Results July 19, 2016